UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 3, 2004 (Date of earliest event reported)

CENTRA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27861	04-3268918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Bedford Street

Lexington, MA 02420

(Address of principal executive offices)

Telephone: (781) 861-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 3, 2004, James Freeze, Centra’s Senior Vice President of Marketing and Chief Marketing Officer, announced his resignation from the Company, effective on or before December 31, 2004. Mr. Freeze is resigning to pursue new opportunities.

Mr. Freeze’s duties and responsibilities will be assumed by other executives of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6 , 2004	CENTRA SOFTWARE, INC.

	By:	/s/ Paul R. Gudonis
	Name:	Paul R. Gudonis
	Title:	President and Chief Executive Officer